SEC File No. 333-29803
                          Filed Pursuant to Rule 497(h)

                              Prospectus Supplement
                       (To Prospectus Dated June 11, 1998)

                        PILGRIM AMERICA PRIME RATE TRUST

                     1,050,000 Shares Of Beneficial Interest
                                -----------------

     On August 24, 1998, Pilgrim America Prime Rate Trust (the "Trust") sold 1,050,000 shares of beneficial interest of the Trust through privately negotiated transactions pursuant to a Distribution Agreement with Pilgrim America Securities, Inc. ("PASI") at a sales price of $9.5265 per share.

Gross Proceeds ..............................      $10,002,825.00
Commission to PASI...........................      $   100,028.25
Net Proceeds to Trust........................      $ 9,902,796.75

     On August 21, 1998, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was 10.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ----------------------

           The Date of this Prospectus Supplement is August 31, 1998.